UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2013

OPTIONABLE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51838 (Commission File Number)	52-2219407 (I.R.S. Employer Identification No.)
635 Beach 19th Street Far Rockaway, NY 11691
(Address of principal executive offices) (zip code)

(516) 807-1981
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2013, Optionable, Inc. (the “Company”) entered into a Settlement Agreement (the “Agreement”) with Bank of Montreal (“BMO”), Edward J. O’Connor (“O’Connor”), Mark A. Nordlicht (“Nordlicht”), and Scott Connor (together with the Company, O’Connor, and Nordlicht, the “Optionable Parties,” and the Optionable Parties together with BMO, the “Parties,” and each, a “Party”) which sets for the agreement for the final terms of settlement and dismissal of the lawsuit entitled Bank of Montreal v. Optionable, Inc., No. 09-CV-7557 (S.D.N.Y.) (the “Litigation”). Pursuant to the Agreement, the Optionable Parties agree to pay $200,000 to BMO in full settlement of the Litigation, and within 10 business days of the date of payment, the Parties shall file for an order dismissing the Litigation with prejudice with respect to the Optionable Parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2013	Optionable, Inc.
By: /s/ Dov Rauchwerger
Dov Rauchwerger
CEO